                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                       January 4, 2007 (December 29, 2006)

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

           New York                       1-10986               11-2148932
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)

   1938 New Highway, Farmingdale, NY                                11735
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation
                  under an Off-Balance Sheet Arrangement of a Registrant.

                  On December 29, 2006 MISONIX, INC. (the "Company") and its
                  subsidiaries, Acoustic Marketing Research, Inc. d/b/a Sonora
                  Medical Systems ("Sonora") and Hearing Innovations
                  Incorporated ("Hearing Innovations" and together with the
                  Company and Sonora, the "Borrowers"), and Wells Fargo Bank,
                  National Association ("Wells Fargo"), acting through its Wells
                  Fargo Business Credit operating division, entered into a (i)
                  Credit and Security Agreement (the "Credit Agreement") and
                  (ii) Credit and Security Agreement (Ex-Im Subfacility) (the
                  "Ex-Im Agreement"). Unless the context otherwise requires, the
                  Credit Agreement and the Ex-Im Agreement are hereinafter
                  referred to as the "Credit Agreements."

                  The aggregate credit limit under the Credit Agreements is
                  $8,000,000 consisting of a revolving facility in the amount of up to $8,000,000. Up to $1,000,000 of the revolving facility is available under the Ex-Im Agreement as a subfacility for
                  Ex-Im working capital financing.

                  All credit facilities under the Credit Agreements mature on
                  December 29, 2009. Payment of amounts outstanding under the
                  Credit Agreements may be accelerated upon the occurrence of an
                  Event of Default (as defined in the Credit Agreements).

                  All loans and advances under the Credit Agreements are secured by a first priority security interest in all of the Borrowers'
                  accounts, chattel paper, documents, deposit accounts,
                  equipment, general intangibles, instruments, intellectual
                  property, inventory, investment property, letter-of-credit rights, real estate, and all other business assets.

                  The Borrowers have the right to terminate or reduce the credit facility prior to December 29, 2009 by paying a fee based on the aggregate credit limit (or reduction, as the case may be)
                  as follows: (i) during year one of the Credit Agreements, 3%;
                  (ii) during year two of the Credit Agreements, 2%; and (iii)
                  during year three of the Credit Agreements, 1%.

                  The available amount under the Credit Agreement is the lesser of $8,000,000 or the amount calculated under the Borrowing
                  Base (as defined in the Credit Agreement). The Borrowers must maintain a minimum outstanding amount of $1,250,000 under the
                  Credit Agreement at all times and shall pay a fee equal to the interest rate set forth below on any such shortfall.

                  The Borrowers may use amounts drawn under the Credit Agreement for (i) ongoing working capital needs and (ii) redemption of the shares of Sonora held by a minority shareholder in an
                  amount not to exceed $1,200,000.

                  Interest on amounts borrowed under the Credit Agreement is payable at Wells Fargo's prime rate of interest plus 1% per annum floating, payable monthly in arrears. The default rate of interest is 3% higher than the rate otherwise payable. A fee of 1/2% per annum on the Unused Amount (as defined in the
                  Credit Agreement) is payable monthly in arrears.

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                  The Ex-Im Agreement provides for a maximum $1,000,000
                  revolving credit line. The amount available under the Ex-Im
                  Agreement is the lesser of $1,000,000 or the amount calculated under the Borrowing Base (as defined in the Ex-Im Agreement).

                  Amounts drawn under the Ex-Im Agreement may be used to provide working capital to fulfill export orders or contracts from customers outside the United States purchasing goods or
                  services from the Borrowers.

                  Interest under the Ex-Im Agreement will be charged at the same rate as under the Credit Agreement. In addition, the Borrowers will be charged an annual fee of 1.5% of the maximum facility provided under the Ex-Im Agreement commencing on December 29,
                  2006 and on each anniversary thereafter.

                  The Borrowers, in addition to out-of-pocket expenses, paid
                  Wells Fargo an (i) origination fee of $35,000 upon execution of the Credit Agreement and (ii) Ex-Im fee of $15,000. The
                  total principal balance outstanding to Wells Fargo on December
                  29, 2006 was $2,684,958.86.

                  The foregoing description of the Credit Agreements is
                  qualified in its entirety by reference to the provisions of the Credit Agreements attached to this report as Exhibits
                  10(eee) and 10(fff), respectively.

Item 1.02         Termination of a Material Definitive Agreement.

                  The Company and Fleet National Bank, a Bank of America Company
                  (the "Bank") are parties to the Loan and Security Agreement dated as of January 18, 2002, as amended by Amendment No. 1 to the Loan and Security Agreement dated as of November 12, 2002, as further amended by Amendment No. 2 to the Loan and Security
                  Agreement dated June 20, 2003, as further amended by Amendment
                  No. 3 to the Loan and Security Agreement dated as of January
                  18, 2005, as further amended by Amendment No. 4 to the Loan and Security Agreement dated as of February 18, 2005, as
                  further amended by Amendment No. 5 to the Loan and Security
                  Agreement dated as of February 14, 2006, as further amended by
                  Amendment No. 6 to the Loan and Security Agreement dated on or about May 11, 2006 and as further amended by Amendment No. 7 to the Loan and Security Agreement dated as of September 12,
                  2006 (collectively, the "Agreement").

                  On December 29, 2006, the Company terminated the Agreement by
                  (i) paying principal and accrued interest of $2,005,958.86 and
                  (ii) delivering to the Bank cash collateral in the amount of
                  $629,000 (the "LC Cash Collateral") to secure an outstanding
                  Standby Letter of Credit (the "SBLC"). The Company granted the
                  Bank a security interest in the LC Cash Collateral. In the event the SBLC is not drawn upon, the Bank agreed to return the LC Cash Collateral to the Company: (a) in the event the original SBLC is not returned to the Bank no later than thirty days following the expiry date of the SBLC or (b) within a reasonable lesser amount of time following the return of the original SBLC.

                  The foregoing description of the collateralization of the SBLC is qualified in its entirety by the provisions of the Letter
                  Agreement attached to this report as Exhibit 10(jjj).

Item 9.01         Financial Statements and Exhibits.

(d)               Exhibits.

                  Exhibit 10(eee) Credit and Security Agreement, dated December
                  29, 2006, By and Between MISONIX, INC., Acoustic Marketing
                  Research, Inc. d/b/a Sonora Medical

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                  Systems and Hearing Innovations Incorporated and Wells Fargo
                  Bank, National Association Acting through its Wells Fargo
                  Business Credit operating division.

                  Exhibit 10(fff) Credit and Security Agreement (Ex-Im
                  Subfacility), dated December 29, 2006, By and Between MISONIX,
                  INC., Acoustic Marketing Research, Inc. d/b/a Sonora Medical
                  Systems and Hearing Innovations Incorporated and Wells Fargo
                  Bank, National Association Acting through its Wells Fargo
                  Business Credit operating division.

                  Exhibit 10(ggg) Export-Import Bank of the United States
                  Working Capital Guarantee Program, Borrower Agreement, dated
                  December 29, 2006, made by MISONIX, INC., Acoustic Marketing
                  Research, Inc. d/b/a Sonora Medical Systems and Hearing
                  Innovations Incorporated.

                  Exhibit 10(hhh) Security Agreement, dated as of December 29,
                  2006, by and between MISONIX, INC. and Wells Fargo Bank,
                  National Association Acting through its Wells Fargo Business
                  Credit operating division.

                  Exhibit 10(iii) Patent and Security Agreement, dated as of
                  December 29, 2006, by and between MISONIX, INC. and Wells
                  Fargo Bank, National Association Acting through its Wells
                  Fargo Business Credit operating division.

                  Exhibit 10(jjj) Letter Agreement, dated December 29, 2006, by and between MISONIX, INC. and Bank of America, N.A.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 4, 2007                     MISONIX, INC.

                                           By:  /s/ Richard Zaremba
                                                ----------------------
                                                Richard Zaremba
                                                Senior Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.         Description
-----------         -----------

Exhibit 10(eee)     Credit and Security Agreement, dated December 29, 2006, By and Between MISONIX, INC., Acoustic Marketing Research, Inc.
                    d/b/a Sonora Medical Systems and Hearing Innovations
                    Incorporated and Wells Fargo Bank, National Association
                    Acting through its Wells Fargo Business Credit operating
                    division

Exhibit 10(fff)     Credit and Security Agreement (Ex-Im Subfacility), dated
                    December 29, 2006, By and Between MISONIX, INC., Acoustic
                    Marketing Research, Inc. d/b/a Sonora Medical Systems and
                    Hearing Innovations Incorporated and Wells Fargo Bank,
                    National Association Acting through its Wells Fargo Business
                    Credit operating division

Exhibit 10(ggg)     Export-Import Bank of the United States Working Capital
                    Guarantee Program, Borrower Agreement, dated December 29,
                    2006, made by MISONIX, INC., Acoustic Marketing Research,
                    Inc. d/b/a Sonora Medical Systems and Hearing Innovations
                    Incorporated

Exhibit 10(hhh)     Security Agreement, dated as of December 29, 2006, by and
                    between MISONIX, INC. and Wells Fargo Bank, National
                    Association Acting through its Wells Fargo Business Credit operating division

Exhibit 10(iii)     Patent and Security Agreement, dated as of December 29,
                    2006, by and between MISONIX, INC. and Wells Fargo Bank,
                    National Association Acting through its Wells Fargo Business
                    Credit operating division

Exhibit 10(jjj)     Letter Agreement, dated December 29, 2006, by and between
                    MISONIX, INC. and Bank of America, N.A.

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